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                                  EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-3 of our reports dated February 19, 1999 relating to the financial statements of Calder Race Course, Inc. and Tropical Park, Inc., which appear in Churchill Downs Incorporated's Form 8-K/A dated June 18, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Miami, Florida

December 15, 2000